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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                October 20, 1997
                                 Date of Report
                       (Date of Earliest Event Reported)

                        CAPITOL COMMUNITIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

     Nevada                         915636                  88-0361144
(State of Incorporation)     (Commission File No.)       (I.R.S. Employer
                                                         Identification No.)

           25550 Hawthorne Boulevard, Suite 207, Torrance, CA  90505
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: 310-375-2266
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ITEM 5.  OTHER EVENTS.

     1. Century Realty, Inc. Settlement and Release Agreement.    For background
relating to this topic, see "ITEM 3. LEGAL PROCEEDINGS" in the Company's amended Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on October 14, 1997.

     On October 20, 1997, Capitol Communities Corporation (hereinafter referred to as the "Company," which includes the Predecessor Corporation, AWEC Resource, Inc.), Capital Development of Arkansas, Inc., a wholly-owned subsidiary of the Company (the "Operating Subsidiary") and Century Realty, Inc. ("Century") entered into a Settlement and Release Agreement ("Settlement Agreement"), effective September 30, 1997. The Settlement Agreement was entered to settle the foreclosure action instituted by Century, on August 12, 1996, against the Operating Subsidiary and the Company in the Chancery Court of Pulaski County and to settle the counterclaim filed by the Company. In the foreclosure action, Century was seeking to foreclose on 36 acres of the commercial lots, known as Tract D, located in Maumelle, Arkansas, which secured a $1,400,000 Century promissory note ("Century Note I"). As a result of cross-default provisions, an unsecured $350,000 Century promissory note ("Century Note II") was also in default.

     Under the provisions of the Settlement Agreement, the Company paid $17,500 to Century simultaneous to the execution of the Settlement Agreement. Commencing November 17, 1997, the Company must make a total of five consecutive payments of $17,500 on the 17/th/ of each month ("Option Payments"), with a final payment in the amount of $2,132,057.39 (the "Purchase Price") due on April 17, 1998; provided that the Option Payments are not in default. Contemporaneously with the execution of the Settlement Agreement, the Company delivered to the escrow agent a Warranty Deed conveying to Century Tract D and an approximately 3.5 acre tract of land adjoining Tract D (hereinafter referred to as the "Corner Tract"). In return, Century delivered to the escrow agent certificates for 700,000 shares of the Company's common stock, and a Quitclaim Deed to Tract D and the Corner Lot in favor of the Company. Upon payment in full of the Option Payments and the Purchase Price, the escrow agent shall deliver the Quitclaim Deed and the stock certificates to the Company. If the Company defaults on any of the Option Payments, or the Purchase Price, Century shall be entitled to receive from the escrow agent the Warranty Deed for Tract D and the Corner Lot and the certificates for 700,000 shares of the Company's common stock.

     A copy of the Settlement Agreement is attached hereto as Exhibit 10.20 and incorporated herein by this reference.

     2. Resure Inc. Settlement and Release Agreement. For background relating to this topic, see "ITEM 1, DESCRIPTION OF BUSINESS --Business Development," "ITEM
2. DESCRIPTION OF BUSINESS -- Business Development," and "ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION -- Liquidity and Capital Resources" in the Company's amended Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on October 14, 1997.

     Effective September 30, 1997, Capitol Communities Corporation (hereinafter referred to as the "Company," which includes the Predecessor Corporation, AWEC Resource, Inc.), Capital
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Development of Arkansas, Inc., a wholly-owned subsidiary of the Company (the
"Operating Subsidiary") and Mark Boozell, Director of Insurance of the State of Illinois (the "Liquidator"), as liquidator for Resure, Inc. ("Resure") entered into a Debt Settlement and Release Agreement ("Settlement Agreement"). On October 24, 1997, Judge Ellis E. Reid of the Circuit Court of Cook County, Illinois County Department, Chancery Division, approved the Settlement Agreement.

     Under the provisions of the Settlement Agreement, the Liquidator shall modify and amend the $3,500,000 recourse note payable to Resure ("Resure Note I") to become due and payable in full on September 1, 1999. Resure shall apply the amount of $525,460, currently being held a cash collateral account, to the Company's four quarterly payments that were due October 1, 1996, January 1, 1997, April 1, 1997, and October 1, 1997. The approximately $150,000 remaining in the Resure cash collateral account shall be retained by the Liquidator. As part of the Settlement Agreement, The Liquidator agreed to release 342.22 acres of the Company's single-family residential property ("Parcel 2") of the original 1,044 acres of residential property that secured the Resure Note I. The remaining 701.03 acres of single-family residential property ("Parcel 1") shall be retained by the Liquidator as collateral on the modified Resure Note I.

     The Settlement Agreement further provides that the Liquidator shall terminate the Company's $3,500,000 non-recourse note ("Resure Note II") payable to Resure and return the Resure Note II and the contribution agreement, signed in connection with the Resure Note II to the Company. The Company shall terminate the Resure Debenture, which was issued by Resure as consideration for the Resure Note II, and deliver it to the Liquidator.

     As additional consideration to the Liquidator to enter into the Settlement Agreement, the Company agreed to pay a developer's fee of $2,000 ("Developer's Fee") for each lot sold in Parcel 1 and Parcel 2. In the event that any portion of Parcel 1 is sold prior to being subdivided into single-family lots, the Company will pay $2,853 per lot; and $5,844.20 per lot if Parcel 2 is sold prior to being subdivided; however, such Developer's Fees shall not exceed $2,000,000. The Developer's fee shall be secured by a written amendment to the loan mortgage securing the Resure Note I, which shall be recorded solely against Parcel 1.

     A copy of the Debt Settlement and Release Agreement is attached hereto as
Exhibit 10.21 and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

Exhibit No.
----------

Exhibit 10.21 Century Realty, Inc. Settlement and Release Agreement signed October 20, 1997, effective September 30, 1997.

Exhibit 10.22  Debt Settlement and Release dated effective September 30, 1997.
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                                 SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on is behalf by the undersigned hereunto duly authorized.

Dated: November 4, 1997      CAPITOL COMMUNITIES CORPORATION



                             BY:   /s/ Michael G. Todd
                                   ------------------------
                                   Michael G. Todd
                                   President and Chairman of
                                   the Board
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                                 EXHIBIT INDEX


Exhibit               Description                              Page
-------               -----------                              ----

10.21 Century Realty, Inc. Settlement and Release Agreement signed October 20, 1997, effective September 30, 1997, between Capitol Development of Arkansas, Inc., Capitol Communities Corporation and Century Realty, Inc.

10.22 Debt Settlement and Release dated effective September 30, 1997, between Capitol Development of Arkansas, Inc., Capitol Communities Corporation and Mark Boozell, Director of Insurance of the State of Illinois, as liquidator for Resure, Inc.